Rule 497(e)
                                        File No.:  33-11420




December 24, 1997


Filed Via EDGAR (CIK #0000809802)


Securities and Exchange Commission
Document Control
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Nicholas Limited Edition, Inc.


Ladies and Gentlemen:

      In accordance with the provisions of Rule 497(e) of the Securities Act of 1933, as amended, submitted electronically via the EDGAR System, enclosed are Supplements dated December 19, 1997 to be attached to Nicholas Limited Edition, Inc.'s Prospectus and Statement of Additional Information, each dated April 30, 1997. These Supplements are to advise Fund shareholders of the increase in the number of shares of Common Stock of Nicholas Limited Edition, Inc. available for reinvestment of capital gain and dividend distributions from four million to ten million.

      Please direct questions or comments relating to this filing to the undersigned.



                                   Sincerely,

                                   NICHOLAS LIMITED EDITION, INC.



                                   By:  /S/ Jeffrey T. May
                                        ---------------------
                                           Jeffrey T. May
                                        Senior Vice President


                 NICHOLAS LIMITED EDITION, INC.


                           SUPPLEMENT

                    Dated December 19, 1997
                               to

                           PROSPECTUS

                      Dated April 30, 1997


      The first paragraph under the heading "SHARE LIMITATION" on page 6 of the Prospectus is hereby amended and replaced in its entirety by the following paragraph:

           The Fund is restricted in size to a maximum of 20 million shares of Common Stock outstanding. A maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million are reserved for reinvestment of capital gain and dividend distributions,. At such time or times as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of capital gain and dividend distributions), the Fund will close to all new investments, including additions to new accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the fund may close to new investments from time to time as may be determined by officers of the fund. However, redemptions of shares will continue to be accepted. Should the number of outstanding shares decline through redemptions or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

     The first paragraph under the heading "CAPITAL STRUCTURE" on page 15 of the Prospectus is hereby amended and replaced in its entirety by the following paragraph:

            The Fund is authorized to issue twenty million (20,000,000) shares of Common Stock, $0.01 par value per share. Of these, the Board of Directors of the Fund has determined that a maximum of ten million shares (net of redemptions) are available for purchases by investors and ten million shares are reserved for reinvestment of capital gain and dividend distributions. See "Share Limitation" for a description of the restrictions applicable to purchases of shares for the Fund by investors.


                 NICHOLAS LIMITED EDITION, INC.


                           SUPPLEMENT

                    Dated December 19, 1997
                             to the

              STATEMENT OF ADDITIONAL INFORMATION

                      Dated April 30, 1997


      The first paragraph under the heading "SHARE LIMITATION" on page 1 of the Statement of Additional Information is hereby amended and replaced in its entirety by the following paragraph:

           The Fund is restricted in size to a maximum of 20 million shares of Common Stock outstanding. A maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million are reserved for reinvestment of capital gain and dividend distributions,. At such time or times as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of capital gain and dividend distributions), the Fund will close to all new investments, including additions to new accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the fund may close to new investments from time to time as may be determined by officers of the fund. However, redemptions of shares will continue to be accepted. Should the number of outstanding shares decline through redemptions or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

      The paragraph under the heading "CAPITAL STRUCTURE" on page
18 of the Statement of Additional Information is hereby amended and replaced in its entirety by the following paragraph:

            The Fund is authorized to issue twenty million (20,000,000) shares of Common Stock, $0.01 par value per share. Of these, the Board of Directors of the Fund has determined that a maximum of ten million shares (net of redemptions) are available for purchases by investors and ten million shares are reserved for reinvestment of capital gain and dividend distributions. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares.